                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 6, 2002


                                  ANTHEM, INC.
             (Exact name of registrant as specified in its charter)


            Indiana                   001-16751              35-2145715
        (State or other             (Commission            (IRS Employer
        jurisdiction of             File Number)           Identification No.)
        incorporation)


                               120 Monument Circle
                             Indianapolis, IN 46204
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (317) 488-6000


                                       N/A
          (Former name or former address, if changed since last report)

Item 5. Other Events

     On February 6, 2002, Anthem, Inc. issued a press release reporting its financial results for its fourth quarter and full year 2001. A copy of that press release is filed as Exhibit 99 to this report and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

          Financial Statements

               None

          Exhibits

                 99     Press Release dated February 6, 2002

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2002


                              ANTHEM, INC.


                              By: /s/ Michael L. Smith
                                  ----------------------------------------------
                                  Name: Michael L. Smith
                                  Title: Executive Vice President and
                                         Chief Financial and Accounting Officer

                                  EXHIBIT INDEX

     Exhibit        Description
     -------        -----------

     99             Press Release dated February 6, 2002